1 INVESTOR PRESENTATION SECOND QUARTER - 2022

2 This presentation contains "forward-looking statements“ within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in Colony Bankcorp, Inc's (the "Company") future filings with the Securities and Exchange Commission (the "SEC"), in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to: (i) projections and/or expectations of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding growth strategy, capital management, liquidity and funding and future profitability; (v) statements regarding the effects of the COVID-19 pandemic and related variants on the Company’s business and financial results and conditions; and (vi) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of the continued COVID-19 pandemic and related variants on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; the Company’s ability to implement its various strategic and growth initiatives; competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; changes in the prices, values and sales volumes of residential and commercial real estate; interest rate risk; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company's participation in and execution of government programs related to the COVID-19 pandemic and related variants; higher inflation and its impacts; the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine; risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; the risks associated with the Company’s pursuit of future acquisitions; and general competitive, economic, political and market conditions or other unexpected factors or events. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. CAUTIONARY STATEMENTS

3 Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measure to GAAP financial measures. The non-GAAP financial measures used in this presentation include the following: operating net income, adjusted earnings per diluted share, tangible book value per common share, tangible equity to tangible assets, operating efficiency ratio and pre-provision net revenue. The most comparable GAAP measures are net income, earnings per diluted share, book value per common share, total equity to total assets, efficiency ratio and income before income taxes, respectively. Operating net income and operating efficiency ratio both exclude acquisition-related expenses. Acquisition-related expenses include fees associated with current period acquisitions and ongoing amortization of intangibles related to prior acquisitions. Adjusted earnings per diluted share includes the adjustments to operating net income. Tangible book value and tangible equity to tangible assets excludes goodwill and other intangibles. Pre-provision net revenue excludes provision for credit losses. Management uses these non-GAAP financial measures in its analysis of the Company's performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance, and if not provided would be requested by the investor community. The Company believes the non-GAAP measures enhance investors' understanding of the Company's business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Colony Bankcorp, Inc. performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Colony Bankcorp, Inc. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. NON-GAAP FINANCIAL MEASURES

COMPANY PROFILE

Franchise Footprint



Chickamauga
Canton
Cumming
Cedartown
Rockmart
Atlanta
Conyers
Athens
Fayetteville
Augusta
LaGrange
Macon
Manchester
Thomaston
Centerville
Columbus
Statesboro
WarnerRobins
Eastman
Rochelle
Savannah
Cordele
Fitzgerald
Leesburg
Ashburn
Albany
Tifton
Broxton
Sylvester
Douglas
Moultrie
Valdosta
Quitman
Colony Banking Branches
Colony LPOs
Acquired with SouthCrest Financial Group, Inc. merger closed 8/1/2021

- Founded in 1975
- Headquartered in Fitzgerald, Georgia
- Completed acquisition of SouthCrest Financial Group, Inc. on August 1, 2021, creating Georgia's largest community bank, headquartered outside of Atlanta.
- Completed the Barnes Agency acquisition on August 2021; created Colony Insurance subsidiary
- $2.7 billion in assets as of June 30, 2022
- 39 locations in Georgia and 2 in Alabama
- Strategic plan for profitable growth
- Track record of solid organic growth
- Successful execution of acquisitions

4

5 Name Position Years In Banking Years With Colony T. Heath Fountain Chief Executive Officer 21 4 Brian D. Schmitt Executive Vice Chairman 39 1 Edward "Lee" Bagwell EVP, Chief Risk Officer and General Counsel 18 18 Leonard H. “Lenny” Bateman EVP, Chief Credit Officer 25 2 Andy Borrmann EVP, Chief Financial Officer 18 1 D. Copeland President 30 1 Kimberly Dockery EVP, Chief of Staff 15 4 Max "Eddie" Hoyle EVP, Chief Banking Officer 42 10 LEADERSHIP TEAM

6 DRIVING HIGH PERFORMANCE • Achieve strong organic growth each year • Proactive business development system • Increased accountability for loan and deposit production • Created incentive plans to motivate bankers • Retail marketing plan to grow deposits • Streamlined our consumer and commercial deposits products • Larger national and regional banks with large market share in our footprint are more focused on large MSAs • Organic and acquisition-related growth of demand deposits and savings and money market accounts of 71% in 2021 • Organic loan growth of 29.2% annualized for the second quarter of 2022

7 DRIVING HIGH PERFORMANCE • Achieve strong organic growth each year • Seize on expansion opportunities • Completed the acquisition of SouthCrest Financial Group, Inc. ("SouthCrest) in August 2021; 98 days from announcement to close ▪ Acquisition provides entry into attractive Northern Georgia markets and increased access to highly populous suburban Atlanta markets ▪ Establishes Colony as acquirer of choice for community banks in the Southeast ◦ Completed the acquisition of The Barnes Agency in August 2021; created Colony Insurance subsidiary, an Allstate agency ◦ Technology and regulatory headwinds are causing industry consolidation ◦ Industry consolidation creates an opportunity to acquire customers and talent

8 2020 2021 August 2021 Acquired SouthCrest Financial Group, Inc. ($729.71M in assets)February 2020 Acquired East Georgia Homebuilder loan portfolio ($47M in loans) May 2019 Acquired LBC Bancshares ($207M in assets) Acquired PFB Mortgage (>$100M in loan production in 2019) October 2018 Acquired 1 Branch from Planters First ($20M in loans, $10M in deposits) 2017 – 2021 Total Assets (Dollars in thousands) 201920182017 PROVEN TRACK RECORD OF FRANCHISE ENHANCEMENT $1,232,755 $1,251,878 $1,515,313 $1,763,974 2,691,715 5-Year CAGR: 16.1%

9 DRIVING HIGH PERFORMANCE • Achieve strong organic growth each year • Seize on expansion opportunities • Increase operating efficiency • Cost efficiency initiative with anticipated savings of $3.0 million per year starting in late third quarter 2022 • Closed two branches (Soperton and Luthersville) • Reduce our banking division workforce by 25 team members, or 6% • Optimize our balance sheet through organic loan growth • Target a bank level efficiency ratio of 60% over the next three years

10 DRIVING HIGH PERFORMANCE • Increase operating efficiency - Technology • Recently hired Christian Ruppe as Chief Innovation Officer • Will research and develop all potential technology-based opportunities • Increase customer wallet share through data gathering and analytics • Full implementation of Salesforce to influence a more complete customer relationship through targeted marketing • Finalizing nCino processes to upgrade the loan customer experience and reduce operational friction, increasing current production capacity • Become core agnostic to enable more nimble, API based technology enhancements • Improve the impact of performance-based compensation with thorough and specific measurement throughout the organization

11 DRIVING HIGH PERFORMANCE • Increase non-interest income • Acquisition of The Barnes Agency completed on August 1, 2021 - forming Colony Insurance to offer consumer insurance solutions • Growing our deposit account customer base increases service charge and interchange revenue • Started a Small Business Specialty Lending division to offer SBA, USDA and other government guaranteed loan products • Added the first wealth management advisors in 3Q 2022 • Achieve strong organic growth each year • Seize on expansion opportunities • Increase operating efficiency

12 • Increased volume capacity in Mortgage division production: • $405.0 million in production in 2021 • $97.2 million production in first quarter 2022 • $113.7 million production in second quarter 2022 • Added purchase focused, experienced origination teams in Athens, Augusta, LaGrange, and Savannah • Focused on continued expansion of the mortgage line of business • Recruiting efforts implemented are offsetting rate increases • Housing market remains strong in the Company's footprint MORTGAGE DIVISION

13 SMALL BUSINESS SPECIALTY LENDING GROUP • Originated loans under SBA Paycheck Protection Program (PPP) related to the Economic Aid Act, resulting in 950 loans totaling over $52.4 million in 2021 ◦ Originated 1,672 totaling over $137.8 million in 2020 ◦ $128,000 remaining at the end of 2Q2022 • Closed $100.0 million in loans in 2021 • Closed $21.0 million in loans in quarter ended June 30, 2022 • Sold $18.4 million in loans in quarter ended June 30, 2022 • Closed $26.7 million in loans in six months ended June 30, 2022 • Sold $31.9 million in loans in six months ended June 30, 2022 • Recruiting and marketing efforts increased to offset production headwinds

14 DRIVING HIGH PERFORMANCE • Increase non-interest income • Create a culture of high performance • Instill behaviors and habits that lead to great results • Coaching team members to improve performance • Increase incentive and performance based compensation • Pursue open communication and honest feedback • Achieve strong organic growth each year • Seize on expansion opportunities • Improve operating efficiency

15 • Since our founding in 1975, our mission is to provide an alternative to traditional banking that our customers deserve • Focus on relationships that are beneficial to the customer and the Bank – one-sided relationships and transactions do not create value • Strive to be trusted advisors and give consultative advice • Nimble and responsive to customer needs • Team members are passionate about delivering solutions VALUE PROPOSITION TO OUR CUSTOMERS

16 2017 2018 2019 2020 2021 Diluted earnings per share $ 0.8 7 $ 1.4 $ 1.1 2 $ 1.2 4 $ 1.6 6 Dividends per share $ 0.1 $ 0.2 $ 0.3 $ 0.4 $ 0.4 1 Return on average assets 0.63% 0.99% 0.72% 0.7% 0.89 % Return on average total equity 8.28% 13.32% 8.72% 8.56% 10.6 % Net interest margin 3.46% 3.56% 3.61% 3.5% 3.39 % Efficiency ratio 69.19% 70.05% 77.93% 73.34% 72.21 % ANNUAL FINANCIAL HIGHLIGHTS

17 2Q2021 3Q2021 4Q2021 1Q2022 2Q2022 Diluted earnings per share $ 0.42 $ 0.45 $ 0.30 $ 0.34 $ 0.19 Adjusted earnings per diluted share (1) 0.49 0.57 0.40 0.37 0.30 Dividends per share 0.1025 0.1025 0.1025 0.1075 0.1075 Return on average assets 0.91% 1.00% 0.64% 0.81% 0.51 % Return on average total equity 11.14% 11.49% 7.65% 8.88% 5.68 % Net interest margin 3.68% 3.48% 3.16% 3.13% 3.15 % Efficiency ratio 76.53% 77.68% 82.15% 76.94% 83.75 % Pre-provision net revenue (1) $ 5,355 $ 6,095 $ 5,325 $ 6,535 $ 4,749 FINANCIAL HIGHLIGHTS (1) See non-GAAP reconciliation table on slide 27; dollars in millions.

18 2017 2018 2019 2020 2021 Total assets $1,232.8 $1,251.9 $1,515.3 $1,763.9 $2,691.7 Loans 765.3 782.4 971.2 1,062.8 1,339.4 Unearned income (0.5) (0.5) (0.6) (2.4) (0.4) Unamortized discount on acquired loans — (0.3) (1.7) (0.9) (1.0) Allowance for loan losses (7.5) (7.3) (6.9) (12.1) (12.9) Total loans, net 757.3 774.3 962 1,047.4 1,325.1 Total deposits 1,068.0 1,085.1 1,294.2 1,445.1 2,374.6 NPA/Total assets 0.95% 0.90% 0.73% 0.58% 0.21% ANNUAL BALANCE SHEET FINANCIAL HIGHLIGHTS (Dollars in millions)

19 2Q2021 3Q2021 4Q2021 1Q2022 2Q2022 Total assets $1,755.5 $2,512.6 $2,691.7 $2,686.8 $2,728.4 Loans 1,025.7 1,311.9 1,339.4 1,354.2 1,452.8 (Unearned income)/ Deferred Costs (2.5) (0.9) (0.4) 0.6 0.6 Unamortized discount on acquired loans (0.6) (1.1) (1.0) (0.8) (0.6) Allowance for loan losses (12.9) (12.9) (12.9) (12.9) (14.0) Total loans, net 1,009.7 1,297.0 1,325.1 1,341.1 1,438.8 Total deposits 1,542.2 2,195.1 2,374.6 2,350.8 2,331.5 NPA/Total assets 0.54% 0.52% 0.21% 0.24% 0.19% BALANCE SHEET FINANCIAL HIGHLIGHTS (Dollars in millions) Trailing 5 quarters

20 The current indicated annual rate is $0.43 per share, equating to a yield of 3.1%.(2) SHAREHOLDER FOCUSED DIVIDEND POLICY (1) The Board of Directors declared a dividend to be paid on its common stock on August 20, 2022, to shareholders of record as of the close of business on August 6, 2022. (2) Yield is based on closing stock price on September 14, 2022 of $13.73

21 CAPITAL RATIOS

22 SOLID CORE DEPOSIT FRANCHISE As of June 30, 2022 Total Deposits: $2.3 billion MRQ Cost of Deposits: 0.14%

23 LOAN PORTFOLIO BREAKDOWN As of June 30, 2022

24 LOAN PORTFOLIO (Dollars in millions) Organic Loan Growth

25 • Premier Georgia community bank franchise • Well positioned for organic growth • Improving earnings outlook • Significant M&A opportunities and market dislocation • Seasoned leadership with a proven track record INVESTMENT CONSIDERATIONS

26 RECONCILIATION OF NON-GAAP MEASURES (Dollars in thousands, except per share data) 2022 2021 Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter Operating net income reconciliation Net income (GAAP) 3,416 5,324 4,160 5,583 3,997 FHLB mark from called borrowings 751 — — — — Severance Costs 1,346 — — — — Acquisition-related expenses 1 139 1,261 1,794 698 Writedown on bank premises — — 90 — — Tax effect of adjustment items (272) (26) (284) (466) (181) Operating net income 5,242 5,437 5,227 6,911 4,514 Weighted average diluted shares 17,586,298 15,877,695 13,673,998 12,344,926 9,498,783 Adjusted earnings per diluted share 0.3 0.37 0.4 0.57 0.49 Tangible book value per common share reconciliation Book value per common share (GAAP) 13.34 14.23 15.92 15.88 15.46 Effect of goodwill and other intangibles (3.44) (3.40) (4.51) (4.46) (1.89) Tangible book value per common share 9.90 10.83 11.41 11.42 13.57 Tangible equity to tangible assets reconciliation Equity to assets (GAAP) 9.32% 9.32% 8.09% 8.64% 8.37 % Effect of goodwill and other intangibles (2.79) (2.07) (2.15) (2.27) (0.99) Tangible equity to tangible assets 6.52% 7.25% 5.93% 6.37% 7.38 % Operating efficiency ratio calculation Efficiency ratio (GAAP) 83.75% 76.94% 82.15% 77.68% 76.53 % Severance costs (4.61) — — — — Acquisition-related expenses — (2.20) (5.33) (7.30) (3.79) Writedown of bank premises — — (0.30) — — Operating efficiency ratio 79.14% 74.74% 76.52% 70.38% 72.74 % Pre-provision net revenue Net interest income before provision (credit) for credit $ 19,167 $ 19,188 $ 19,022 $ 17,868 $ 15,069 Noninterest income 10,057 9,152 10,815 9,438 7,751 $ 29,224 $ 28,340 $ 29,837 $ 27,306 $ 22,820 Noninterest expense 24,475 21,805 24,512 21,211 17,465 Pre-provision net revenue $ 4,749 $ 6,535 $ 5,325 $ 6,095 $ 5,355

27 NASDAQ: CBAN